UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2024

Wellings Real Estate Income Fund

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-56432	88-6163167
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14805 Forest Road, Suite 203

Forest, VA 24551

(Address of principal executive offices)

800-844-2188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 1, 2024, Wellings Real Estate Income Fund (the “Company”) renewed its Investment Advisory Agreement (the “Advisory Agreement”) with its external investment adviser, Wellings Capital Management, LLC (the “Adviser”). The Advisory Agreement has a one-year term and may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided under Section 15 of the Investment Company Act of 1940. The renewal of the Advisory Agreement extends its respective term through May 1, 2025.

The Company’s Board of Trustees (the “Board”) approved the renewal of the Advisory Agreement at a meeting held on May 1, 2024. In its consideration of the Advisory Agreement, the Board focused on information it had received relating to, among other things: the reasonableness of the advisory fee (including the incentive fee), the experience of the Adviser’s personnel, the potential for additional attractive investments resulting from synergies with other funds to be managed by the Adviser, and potential savings due to economies of scale. The Board considered the investment advisory and incentive fees under the Amended Advisory Agreement and the administrative fees under the Administration Agreement (the “Fees”) and information on fees charged by other investment advisers and administrators for comparable services and determined that the Fees were reasonable in relation to the services to be provided by the Adviser.

The foregoing description of the Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Advisory Agreement, which is attached hereto as Exhibit 10.1 and qualified in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Investment Advisory Agreement dated as of May 2, 2022 (previously filed as an exhibit to the Company’s Annual Report on Form 10-K (File No. 000-56432) filed on June 29, 2023, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2024

Wellings Real Estate Income Fund

/s/ Paul T. Moore
Paul T. Moore
Chief Executive Officer

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